Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
	(Dollars in thousands)
Non-accrual loans	$5,545	$5,917	$5,531	$7,548	$8,312
Loans 90 days or more past due and still accruing interest	-	-	14	-	-
Subtotal	5,545	5,917	5,545	7,548	8,312
Less: Government guaranteed loans	435	327	427	459	439
Total non-performing loans	5,110	5,590	5,118	7,089	7,873
Other real estate and repossessed assets	245	224	296	346	766
Total non-performing assets	$5,355	$5,814	$5,414	$7,435	$8,639

As a percent of Portfolio Loans
Non-performing loans	0.18%	0.19%	0.18%	0.25%	0.29%
Allowance for credit losses	1.63	1.62	1.63	1.68	1.30
Non-performing assets to total assets	0.11	0.13	0.12	0.17	0.21
Allowance for credit losses as a percent of non-performing loans	924.70	837.19	897.34	659.54	450.01

(1)	Excludes loans classified as “trouble debt restructured” that are not past due.

Troubled debt restructurings (“TDR”)

	December 31, 2021
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$4,481	$31,589		$36,070
Non-performing TDR’s (2)	-	1,016	(3)	1,016
Total	$4,481	$32,605		$37,086

	December 31, 2020
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$7,956	$36,385		$44,341
Non-performing TDR’s (2)	1,148	1,584	(3)	2,732
Total	$9,104	$37,969		$47,073

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for credit losses

	Twelve months ended December 31,
	2021		2020
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$35,429	$1,805	$26,148	$1,542
Additions (deductions)
Impact of adoption of ASC 326	11,574	1,469	-	-
Provision for credit losses (1)	(1,928)	-	12,463	-
Initial allowance on loans purchased with credit deterioration	134	-	-	-
Recoveries credited to allowance	4,477	-	3,069	-
Loans charged against the allowance	(2,434)	-	(6,251)	-
Additions included in non-interest expense	-	1,207	-	263
Balance at end of period	$47,252	$4,481	$35,429	$1,805

Net loans charged (recovered) against the allowance to average Portfolio Loans	(0.07)%		0.11%

(1)	Beginning January 1, 2021, calculation is based on CECL methodology. Prior to January 1, 2021, calculation was based on the probable incurred loss methodology.

Capitalization

	December 31,
	2021	2020
	(In thousands)
Subordinated debt	$39,357	$39,281
Subordinated debentures	39,592	39,524
Amount not qualifying as regulatory capital	(581)	(505)
Amount qualifying as regulatory capital	78,368	78,300
Shareholders’ equity
Common stock	323,401	339,353
Retained earnings	74,582	40,145
Accumulated other comprehensive income	501	10,024
Total shareholders’ equity	398,484	389,522
Total capitalization	$476,852	$467,822

Non-Interest Income

	Three months ended			Twelve months ended December 31,
	December 31, 2021	September 30, 2021	December 31, 2020
				2021	2020
	(In thousands)
Interchange income	$3,306	$4,237	$2,819	$14,045	$11,230
Service charges on deposit accounts	2,992	2,944	2,218	10,170	8,517
Net gains on assets
Mortgage loans	5,600	8,361	15,873	35,880	62,560
Securities	(10)	5	14	1,411	267
Mortgage loan servicing, net	1,269	1,271	(384)	5,745	(9,350)
Investment and insurance commissions	708	678	493	2,603	1,971
Bank owned life insurance	156	145	160	567	910
Other	1,750	2,054	1,170	6,222	4,640
Total non-interest income	$15,771	$19,695	$22,363	$76,643	$80,745

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2021	2020	2021	2020
	(In thousands)
Balance at beginning of period	$24,208	$15,403	$16,904	$19,171
Originated servicing rights capitalized	2,800	3,697	11,437	13,957
Change in fair value	(776)	(2,196)	(2,109)	(16,224)
Balance at end of period	$26,232	$16,904	$26,232	$16,904

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31,
				2021	2020
	(Dollars in thousands)
Mortgage loans originated	$424,563	$453,752	$502,491	$1,861,060	$1,820,697
Mortgage loans sold	291,196	279,235	388,631	1,254,638	1,447,031
Net gains on mortgage loans	5,600	8,361	15,873	35,880	62,560
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	1.92%	2.99%	4.08%	2.86%	4.32%
Fair value adjustments included in the Loan Sales Margin	(0.90)	0.04	(0.53)	(0.52)	0.47

Non-Interest Expense

	Three months ended			Twelve months ended December 31,
	December 31, 2021	September 30, 2021	December 31, 2020
				2021	2020
	(In thousands)
Compensation	$11,462	$11,507	$10,852	$44,226	$41,517
Performance-based compensation	4,473	6,252	5,485	19,800	19,725
Payroll taxes and employee benefits	3,970	3,900	3,702	15,943	13,539
Compensation and employee benefits	19,905	21,659	20,039	79,969	74,781
Data processing	2,851	3,022	2,374	10,823	8,534
Occupancy, net	2,216	2,082	2,120	8,794	8,938
Interchange expense	1,083	1,202	926	4,434	3,342
Furniture, fixtures and equipment	1,060	1,075	964	4,172	4,089
Loan and collection	819	735	708	3,172	3,037
Communications	739	683	785	3,080	3,194
Legal and professional	534	513	600	2,068	2,027
Advertising	599	666	594	1,918	2,230
Conversion related expenses	191	275	1,541	1,827	2,586
FDIC deposit insurance	413	346	385	1,396	1,596
Costs (recoveries) related to unfunded lending commitments	844	369	(8)	1,207	263
Amortization of intangible assets	243	242	255	970	1,020
Supplies	151	116	167	611	680
Correspondent bank service fees	90	77	101	382	395
Provision for loss reimbursement on sold loans	38	36	40	133	200
Branch closure costs	-	-	-	-	417
Net (gains) losses on other real estate and repossessed assets	(28)	(28)	(82)	(230)	64
Other	2,206	1,442	1,198	6,297	5,020
Total non-interest expense	$33,954	$34,512	$32,707	$131,023	$122,413

Average Balances and Tax Equivalent Rates
	Three Months Ended December 31,
	2021			2020
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,949,441	$30,232	4.08%	$2,870,011	$31,071	4.31%
Tax-exempt loans (1)	8,544	106	4.92	6,784	87	5.10
Taxable securities	1,017,291	4,114	1.62	803,322	3,299	1.64
Tax-exempt securities (1)	349,747	2,047	2.34	206,256	991	1.92
Interest bearing cash	89,950	38	0.17	79,280	24	0.12
Other investments	18,427	179	3.85	18,427	211	4.56
Interest Earning Assets	4,433,400	36,716	3.30	3,984,080	35,683	3.57
Cash and due from banks	58,232			51,497
Other assets, net	162,859			159,969
Total Assets	$4,654,491			$4,195,546

Liabilities
Savings and interest-
bearing checking	$2,409,373	634	0.10	$1,988,438	761	0.15
Time deposits	344,744	343	0.39	477,079	2,755	2.30
Other borrowings	108,940	962	3.50	108,789	953	3.48
Interest Bearing Liabilities	2,863,057	1,939	0.27	2,574,306	4,469	0.69
Non-interest bearing deposits	1,315,784			1,167,241
Other liabilities	82,173			74,767
Shareholders’ equity	393,477			379,232
Total liabilities and shareholders’ equity	$4,654,491			$4,195,546

Net Interest Income		$34,777			$31,214

Net Interest Income as a Percent of Average Interest Earning Assets			3.13%			3.12%

(1) Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2) Annualized

Average Balances and Tax Equivalent Rates
	Twelve Months Ended December 31,
	2021			2020
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets
Taxable loans	$2,881,950	$116,358	4.04%	$2,863,846	$122,875	4.29%
Tax-exempt loans (1)	7,240	362	5.00	7,145	360	5.04
Taxable securities	915,701	14,488	1.58	635,914	12,655	1.99
Tax-exempt securities (1)	348,346	7,892	2.27	137,330	3,673	2.67
Interest bearing cash	79,915	112	0.14	59,056	184	0.31
Other investments	18,427	734	3.98	18,410	905	4.92
Interest Earning Assets	4,251,579	139,946	3.30	3,721,701	140,652	3.78
Cash and due from banks	56,474			49,886
Other assets, net	157,524			162,068
Total Assets	$4,465,577			$3,933,655

Liabilities
Savings and interest-
bearing checking	$2,282,607	2,693	0.12	$1,821,115	3,882	0.21
Time deposits	326,081	1,772	0.54	516,306	8,784	1.70
Other borrowings	108,884	3,850	3.54	117,904	3,551	3.01
Interest Bearing Liabilities	2,717,572	8,315	0.31	2,455,325	16,217	0.66
Non-interest bearing deposits	1,288,276			1,054,230
Other liabilities	69,694			65,943
Shareholders’ equity	390,035			358,157
Total liabilities and shareholders’ equity	$4,465,577			$3,933,655

Net Interest Income		$131,631			$124,435

Net Interest Income as a Percent of Average Interest Earning Assets			3.10%			3.34%

(1) Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

Commercial Loan Portfolio Analysis as of December 31, 2021
	Total Commercial Loans
Loan Category		Watch Credits			Percent of Loan Category in Watch Credit
	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$13,621	$114	$-	$114	0.8%
Land Development	14,854	32	-	32	0.2
Construction	67,663	-	-	-	0.0
Income Producing	402,936	2,215	-	2,215	0.5
Owner Occupied	360,614	21,960	-	21,960	6.1
Total Commercial Real Estate Loans	$859,688	$24,321	-	$24,321	2.8

Other Commercial Loans	$343,893	$12,546	62	$12,608	3.7
Total non-performing commercial loans			$62

Commercial Loan Portfolio Analysis as of December 31, 2020
	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$14,567	$116	$-	$116	0.8%
Land Development	12,176	36	-	36	0.3
Construction	68,724	36	-	36	0.1
Income Producing	358,603	3,699	-	3,699	1.0
Owner Occupied	360,510	24,693	745	25,438	7.1
Total Commercial Real Estate Loans	$814,580	$28,580	745	$29,325	3.6

Other Commercial Loans	$427,835	$16,059	695	$16,754	3.9
Total non-performing commercial loans			$1,440